Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 302(A) OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DiaMedica Therapeutics Inc. (the “Company”) on Form 10-K for the period ending December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick Pauls, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rick Pauls

Rick Pauls

President and Chief Executive Officer

(principal executive officer)

Minneapolis, Minnesota

March 19, 2019